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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) MARCH 9, 2007
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                              OVERHILL FARMS, INC.
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             (Exact name of registrant as specified in its charter)

            NEVADA                       001-16699                75-2590292
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 (State or other jurisdiction           (Commission             (IRS Employer
       of incorporation)               File Number)          Identification No.)

                  2727 EAST VERNON AVENUE, VERNON, CALIFORNIA    90058
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                  (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code         (323) 582-9977
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
           OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         Overhill Farms, Inc. ("OFI" or "we") executed a senior secured credit agreement with Guggenheim Corporate Funding, LLC ("Guggenheim") on April 17, 2006, as amended by Amendment No. 1 on May 16, 2006, (as so amended, the "Credit Agreement"), as previously reported on Form 8-K.

         Our Board of Directors recently approved a plan to increase plant capacity and to improve line efficiency. To fund these improvements, on March 9, 2007, we executed a second amendment to the Credit Agreement. This amendment, among other things, increases from $25.0 million to $28.5 million the total amount of the Tranche A commitment, increases from $15.0 million to $18.5 million the amount of the Tranche B commitment, increases from $3.0 million to $10.0 million the amount of capital expenditures in 2007 permitted to be used in replacing and acquiring physical assets for use in our existing operations in Vernon, California, and amends and restates the Tranche A repayment schedule and the schedule outlining the particular funding commitments of each lender.

         As described in the previous reports on Form 8-K, the facility contains covenants whereby, among other things, we are required to maintain agreed levels of EBITDA, interest coverage, and fixed charge coverage, maximum leverage targets, and annual capital expenditures and incremental indebtedness limits. Mandatory prepayments under the Credit Agreement generally will be required under various circumstances and voluntary prepayments under the Credit Agreement will generally be permitted under the Credit Agreement under various circumstances. The interest rates for the loans under the Credit Agreement are also described in the previous reports on Form 8-K.

         The above descriptions are qualified by reference to the complete text of the Credit Agreement, as amended. However, the terms and information in the Credit Agreement should not be relied upon as disclosures about us without consideration of all of the public disclosures made by us in our public reports filed with the Securities and Exchange Commission. The terms of the Credit Agreement, including without limitation, the representations and warranties contained in the Credit Agreement, were made by the parties to those agreements solely for the benefit of one another and are intended to govern the contractual rights and relationships, and allocate risks, between the parties in relation to the Credit Agreement. Accordingly, you should not rely on the representations and warranties as characterizations of the actual state of facts, since they were only made as of the date of the Credit Agreement and are modified in important part by underlying disclosure materials. We have provided additional specific disclosures in our public filings to the extent we are aware of the existence of any material facts that are required to be disclosed under federal securities law and might otherwise contradict the representations and warranties contained in the Credit Agreement.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 15, 2007             OVERHILL FARMS, INC.

                                  By:  /S/ JOHN L. STEINBRUN
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                                      John L. Steinbrun, Chief Financial Officer

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